UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) November 2, 2010


                                  SUNERGY, INC.
             (Exact name of registrant as specified in its charter)

                                     Nevada
                 (State or other jurisdiction of incorporation)

                                   000-52767
                            (Commission File Number)

                                      N/A
                       (IRS Employer Identification No.)

      14362 N. Frank Lloyd Wright Blvd., Suite 1000, Scottsdale, AZ 85260
             (Address of principal executive offices and Zip Code)

                                  480.477.5810
               Registrant's telephone number, including area code

                                      N/A
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))
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ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On December 27, 2010, we dismissed BDO Canada LLP, the independent registered principal accountants of our company. The decision to dismiss BDO Canada LLP was recommended and approved by our board of directors, which acts as our audit committee.

During the company's two most recent fiscal years and subsequent interim period preceding the termination of BDO Dunwoody LLP, there were no disagreements with BDO Canada LLP, which were not resolved on any matter concerning accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BDO Canada LLP, would have caused to make reference to the subject matter of the disagreements in connection with its reports. BDO Canada LLP, as our principal independent accountant, did not provide an adverse opinion or disclaimer of opinion to our financial statements, nor modify its opinion as to uncertainty, audit scope or accounting principles, except that the reports of BDO Canada LLP, for the fiscal years ended December 31, 2008 and 2007 contained explanatory paragraphs in which they indicated conditions which raised substantial doubt about our ability to continue as a going concern. Further there were no other reportable events, as contemplated by SK 304(a)(1)(v) during the two most recent fiscal years and the interim period up to the date of termination.

We provided BDO Canada LLP, with a copy of this disclosure before its filing with the SEC. We requested that BDO Canada LLP, provide us with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of the letter provided from BDO Canada LLP is filed as Exhibit 16.1 to this Current Report on Form 8-K.

On December 27, 2010 our board of directors approved and authorized the engagement of Gruber & Company, LLC, Certified Public Accountants as our independent public accountants.

Prior to engaging Gruber & Company, LLC, Certified Public Accountants on December 27, 2010, Gruber & Company, LLC, Certified Public Accountants did not provide our company with either written or oral advice that was an important factor considered by our company in reaching a decision to change our independent registered public accounting firm from BDO Canada LLP, to Gruber & Company, LLC, Certified Public Accountants.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On November 2, 2010, Karl Baum resigned as an officer of our company and Bryan Miller was appointed president, secretary and as a director of our company.

On December 15, 2010, Karl Baum resigned as a director of our company.

Bryan Miller - Age: 53

Prior to joining Sunergy, Inc. in 2010, Mr. Miller was co-founder of Allied Mining & Supply Ltd. (AMS), and Allied Renewable Energy. AMS was formed in 2008 as a precious metal prospect generator and contract mining operator in Sierra Leone, West Africa.

Mr. Miller held executive level positions in the cable television industry from 1998 to 2007, including serving as Executive Director of cable access operations for the cities of Napa, Santa Maria and Lompoc, California.

Our board of directors now consists of P.K. Rana Medhi, Robert A. Levich and Bryan Miller.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

16.1 Letter from BDO Canada LLP to the SEC

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
                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNERGY INC.


/s/ Bryan Miller
-----------------------------
Bryan Miller
President and Director

Dated: January 18, 2011


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